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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                      December 22, 2000 (December 4, 2000)



                                 MEDAREX, INC.
             (Exact name of registrant as specified in its charter)


 New Jersey                         0-19312           22-2822175
(State of other jurisdiction      (Commission         (IRS Employer
  of incorporation)               File Number)     Identification No.)


              707 State Road, Ste. 206, Princeton, N.J. 08540-1437
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (609) 430-2880


                                 Not Applicable
         (Former name or former address, if changed since last report)
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                                 MEDAREX, INC.
                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K


Item 5.      Other Events...................................... 3

Item 7.      Financial Statements and Exhibits................. 5

Signature...................................................... 6

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Item 5.   Other Events.

     On December 4, 2000, Medarex, Inc., a New Jersey corporation (the "Company"),and Aventis Behring L.L.C. announced positive results from a Phase II clinical trial of MDX-33 in which a new therapy appears to be promising in treating an increasingly common autoimmune disease, Idiopathic Thrombocytopenia Purpura (ITP). The data were presented on December 3, 2000, at the Annual Meeting of the American Society of Hematology in San Francisco, California.

     MDX-33 is being developed through a corporate alliance between the Company and Aventis Behring.

     The press release with respect to these clinical trial results is filed herewith as Exhibit 99.1.

     On December 5, 2000, the Company announced that it had showcased its expanded fully-integrated human antibody technology platform at IBC's Antibody Engineering Conference. The Company unveiled a unique crossbred mouse developed in partnership with the pharmaceutical division of Kirin Brewery Co., Ltd. as the newest addition to the Company's UltiMAb Human Antibody Development System/SM/.

     The press release with respect to this conference presentation is filed herewith as Exhibit 99.2

     This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. Forward-looking statements involve known and unknown risks and uncertainties and are indicated by words such as "anticipates", "expects", "believes", "plans", "could" and similar words and phrases. These risks and uncertainties include, but are not limited to, uncertainties in obtaining and maintaining regulatory approval, market acceptance of and continuing demand for the Company's products, the impact of competitive products and pricing, the Company's ability to obtain additional financing to support its operations, the continuation of business partnerships, the progress of ongoing clinical trials, development of new business opportunities and other risks that may be detailed from time to time in the Company's

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     periodic reports and registration statements filed with the Securities and
     Exchange Commission.

          Item 7.  Financial Statements and Exhibits.

               (c) Exhibits.  The following material is filed as an exhibit to this
Current Report on Form 8-K:

Exhibit
Number         Description of Exhibit
-------        ----------------------

99.1           Press release dated December 4, 2000.

99.2           Press release dated December 5, 2000.



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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MEDAREX, INC.
                                          Registrant


Date:   December 22, 2000             By:/s/ Donald L. Drakeman
                                         -------------------------------
                                             Donald L. Drakeman
                                             President and Chief Executive
                                             Officer


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                                 EXHIBIT INDEX
                                 -------------


Exhibit                                            Page
Number                 Description                Number
-------                -----------                ------
   99.1  Press release dated December 4, 2000.

   99.2  Press release dated December 5, 2000.

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